UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2016

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250, Costa Mesa, California		92626
(Address of principal executive offices)		(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events.

On November 16, 2016, TTM Technologies, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) by and among the Company, the selling stockholder named therein (the “Selling Stockholder”), and J.P. Morgan Securities LLC, as representative of the underwriters named in Schedule 1 thereto (the “Underwriters”), relating to an underwritten public offering of 12,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share, offered by the Selling Stockholder at a price to the public of $11.50 per share (the “Offering Price”). Under the terms of the Underwriting Agreement, the Selling Stockholder granted the Underwriters a 30-day option to purchase up to an additional 1,800,000 shares of the Company’s common stock at the Offering Price less underwriting discounts and commissions and other offering expenses payable by the Selling Stockholder and the Company (the “Option”). The Underwriters exercised the Option in full on November 18, 2016.

The offering of the Shares was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-214592), filed on November 14, 2016, and a preliminary and final prospectus supplement thereunder. All of the Shares are being sold by the Selling Stockholder. The Company will not receive any of the proceeds from the offering of the Shares or any of the proceeds from the sale of any additional shares pursuant to the option.

The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Selling Stockholder, conditions to closing, indemnification obligations of the Company, the Selling Stockholder and the underwriter, and termination and other customary provisions. The Shares and the 1,800,000 Option shares are expected to be delivered against payment therefor on November 22, 2016, subject to the satisfaction of customary closing conditions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the terms of such agreement.

A copy of the opinion of Polsinelli PC, counsel to the Company, regarding the validity of the shares offered is being filed as Exhibit 5.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: November 18, 2016	/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of November 16, 2016, by and among the Company, the selling stockholder named therein, and J.P. Morgan Securities LLC, as representative of the several underwriters named in Schedule 1 thereto.

5.1	Opinion of Polsinelli PC.

23.1	Consent of Polsinelli PC (contained in Exhibit 5.1).